© 2022. IEA. All Rights Reserved. INVESTOR PRESENTATION MARCH 2022

© 2022. IEA. All Rights Reserved. 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements can be identified by the use of forward- looking terminology including “may,” “should,” “likely,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “forecast,” “seek,” “target,” “continue,” “plan,” “intend,” “project,” or other similar words. Other than statements of historical fact included in this Annual Report, all statements regarding expectations for future financial performance, business strategies, expectations for our business, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans, objectives and beliefs of management are forward-looking statements. These forward-looking statements are based on information available as of the date of this Annual Report and our management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Although we believe that the expectations reflected in such forward- looking statements are reasonable, we cannot give any assurance that such expectations will prove correct. Forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: • potential risks and uncertainties relating to COVID-19 (including new and emerging strains and variants), including the geographic spread, the severity of the disease, the scope and duration of the COVID-19 pandemic, actions that may be taken by governmental authorities to contain the COVID-19 pandemic or to mitigate its impact, and the potential negative impacts of COVID-19 on permitting and project construction cycles, the U.S. economy and financial markets; • supply chain and labor market disruptions; • availability of commercially reasonable and accessible sources of liquidity and bonding; • our ability to generate cash flow and liquidity to fund operations; • the timing and extent of fluctuations in geographic, weather and operational factors affecting our customers, projects and the industries in which we operate; • our ability to identify acquisition candidates and integrate acquired businesses; • our ability to grow and manage growth profitably; • the possibility that we may be adversely affected by economic, business, and/or competitive factors; • market conditions, technological developments, regulatory changes or other governmental policy uncertainty that affects us or our customers; • our ability to manage projects effectively, as well as the ability to accurately estimate the costs associated with our fixed price and other contracts, including any material changes in estimates for completion of projects; • the effect on demand for our services and changes in the amount of capital expenditures by customers due to, among other things, economic conditions, commodity price fluctuations, the availability and cost of financing, and customer consolidation; • the ability of customers to terminate or reduce the amount of work on short or no notice; • customer disputes related to the performance of services; • disputes with, or failures of, subcontractors to deliver agreed-upon supplies or services in a timely fashion; • our ability to replace non-recurring projects with new projects; • the impact of U.S. federal, local, state, foreign or tax legislation and other regulations affecting the renewable energy industry and related projects and expenditures; • the effect of state and federal regulatory initiatives, including costs of compliance with existing and future safety and environmental requirements; • fluctuations in equipment, fuel, materials, labor and other costs; • our beliefs regarding the state of the renewable energy market generally; and • the “Risk Factors” described in the Annual Report, and in our quarterly reports, other public filings and press releases. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. SAFE HARBOR STATEMENT

A MARKET LEADER
In the Renewable Energy Transition

Infrastructure and Energy Alternatives ("IEA") is a leading provider of renewable energy services and transportation construction solutions in the United States.

REPORTABLE SEGMENTS
RENEWABLES
SPECIALTY CIVIL

GROWING REVENUE
STRONG BACKLOG
IMPROVED BALANCE SHEET

RENEWABLES FOCUSED
STRONG GROWTH TRENDS
INDUSTRY TAIL-WINDS

LONG-STANDING
CUSTOMER RELATIONSHIPS

NASDAQ: IEA
STOCK TICKER SYMBOL


Total Revenue
YTD Q4 2021
$2.1 billion
Adjusted EBITDA(1)
YTD Q4 2021
$135.1 million
Revenue CAGR(2)
2018-LTM Q4 2021
39%
70%
Renewables Revenue
% of YTD Q4 2021
Select ESG Index Memberships
CIBC Atlas Clean Energy Index
WilderHill Clean Energy Index®
Ardour Global Alternative Energy Indexes
CELS Nasdaq Index

(1) See appendix for a definition of Adjusted EBITDA and a reconciliation to net income.
(2) Revenue CAGR from full year 2018 (IPO) to LTM Q4 2021.

© 2022. IEA. All Rights Reserved.

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4© 2022. IEA. All Rights Reserved. LEADERSHIP POSITIONS EXPANDING LEADERSHIP IN KEY RENEWABLE MARKETS IEA ranks on the 2021 Engineering News-Record Top 400 Contractors and Sourcebook List #2 WIND #8 SOLAR #4 POWER #17 RAIL #5 MINING #18 HIGHWAYS #39 TRANSPORTATION #48 TOP 400

5© 2022. IEA. All Rights Reserved. RENEWABLE ENERGY DEVELOPMENT HOW IEA ADDS VALUE TO THE PROCESS Customers Renewable EPC Construction Services Illustrative EPC Services Engineering Procurement / Construction • Geotechnical • Preliminary & Detail • Engineering Management • Surveying & Permitting • Engineered Equipment Procurement • Public/Private Roads • WTG Foundations, Offloading, Erection & Installation • Medium Voltage U/G System • High Voltage Substation + Transmission Line • Repowering Illustrative Services • Development • Financing • Procurement and scheduling of key components (panels, blades, and turbines) • Operations IEA Risk Profile Short duration contracts Typical renewable project lasts 12-18 months after Notice to Proceed (NTP) Limited price risk IEA procures critical materials after receiving the NTP to limit price fluctuations from our bid estimate No large contract risk IEA’s wind and solar projects are similar in size with no large contract risk 78% 22% Wind Solar Average Project Size: $50-60mm Illustrative customer base

6© 2022. IEA. All Rights Reserved. Constructed over 24.4 GW of wind and solar projects that annually offset 7.3 MILLION HOMES POWERED ANNUALLY 7.1 MILLION VEHICLE EMISSIONS CUT ANNUALLY CO2 – 32.8 million MT | NOx – 17.9 MT | SO2 – 19.5 MT | PM2.5 – 2.2 MT 1) Homes powered per year based on the GW installed compared to the average annual electricity consumption in the US per household, then further adjusted for industry average capacity factors. 2) Passenger vehicle equivalent based on CO2 emissions data using the EPA Greenhouse Gas Equivalencies Calculator. 3) Annual offsets estimated based on the emissions avoided by generating electricity with wind projects and solar PV with cumulative capacity equivalent to IEA’s cumulative installations of renewable energy projects as follows: (i) CO2, sulfur dioxide, nitrogen oxides, and particulate matter from national emission factors in EPA AVERT 2019 calculator; and (ii) annual average capacity factors as provided by EPA AVERT and DC to AC conversion factor for solar PV. 24.4 GW of renewable energy built through 2021 255+ wind and solar projects completed 11,000+ wind turbines erected 40 states renewable energy projects completed in 40 states STRONG ESG PROFILE IEA’S CONTRIBUTIONS TO DECARBONIZATION IN THE USA

7© 2022. IEA. All Rights Reserved. REPORTING SEGMENTS IEA SEGMENT PROFILES RENEWABLES SPECIALTY CIVIL Wind Solar Power Delivery YTD Financial Performance (Q4-2021) $1.46 Total Revenue billion $141.7 Gross Margin $ million Target Gross Margin 10-12% 10%Gross Margin % Heavy Civil Rail Environmental YTD Financial Performance (Q4-2021) $617.3 Total Revenue million $64.4 Gross Margin $ million Target Gross Margin 8-10% 10%Gross Margin %

© 2022. IEA. All Rights Reserved. 8 Focused Renewable Exposure 70% of IEA’s business comes directly from Wind and Solar construction and services. LTM Revenue from renewables totals nearly $1.46 billion. Renewables Cost Less than Traditional Power Sources Renewables are the lowest cost form of new generation without incentives. The Levelized Cost of Energy from Wind and Solar is up to 40%-60% lower than the lowest conventional form of power.(1) Renewables are the Preferred Choice of Developers Approximately 2/3 of all generation capacity added in the U.S. over the past three years was wind and solar.(2) Legislation Provides Upside to Current Forecasts Early analysis of the impact on the industry from potential legislation shows massive upside. Over the next decade utility- scale solar would see an uplift of 51% from current forecasts.(3) New Wind Services Business Gaining Traction Expanding addressable market to include maintenance with new Wind Services business Environmental Work Strong Area For Growth Growing coal ash remediation business highlighted by increasing Environmental Remediation revenue (up 75% y/y in 2021) KEY INVESTMENT HIGHLIGHTS EXCITING OPPORTUNITY IN ENERGY TRANSFORMATION (1) Lazard - Levelized Cost of Energy Analysis Version 15.0, Oct 2021. (2) EIA, Annual Electricity Generating Capacity Additions and Retirements in the Annual Energy Outlook 2021, February 2021. (3) Wood Mackenzie, “How a 10-year extension of the ITC would impact the US solar industry” Nov 2021.

9© 2022. IEA. All Rights Reserved. U.S. electricity generation from selected fuels AEO 2021 reference case Billion kilowatthours 0 1,000 2,000 3,000 4,000 5,000 6,000 2010 2020 2030 2040 2050 2020 history projections natural gas renewables nuclear coal 40% 21% 19% 19% 36% 42% 11% 11% Source: US Energy Information Administration, Annual Energy Outlook 2021 (AEO2021) Key Takeaways EIA – Annual Energy Outlook 2021 ▪ Wind and Solar are projected to contribute 42% of total US electricity generation by 2050, up from 21% in 2020 ▪ By 2030 Wind and Solar will collectively surpass Natural Gas to be the predominant source of power generation in the US ▪ EIA’s 2021 reference case assumes no further Wind PTC beyond 2024 and assumes ITC of 10% into perpetuity after 2023 ▪ Implies further upside with possible extension of PTC and ITC under the Biden Administration By 2030 Wind and Solar will collectively surpass Natural Gas to be the predominant source of power generation in the US RENEWABLES OUTLOOK DECADES-LONG GROWTH OPPORTUNITY

10© 2022. IEA. All Rights Reserved. RENEWABLES OUTLOOK CONTINUED GROWTH IN RENEWABLES PIPELINE ACP Clean Power Quarterly - Q4 2021 Highlights • For the full year 2021 the U.S. clean energy industry installed 27.7 GW of utility-scale clean power capacity (down 3% from 2020). • At the end of 2021, the near-term development pipeline consisted of 1,080 projects with total capacity in excess of 120 GW. • The development pipeline includes 82.4 GW of capacity, nearly 38.5 GW larger than at the end of 2020. • The pipeline is comprised of 55% solar, 20% on- shore wind, 15% off-shore wind, and 10% battery storage. • Power purchasers and developers reported 28.1 GW of new Power Purchase Agreements (PPAs) in 2021. • Top states for capacity in the pipeline include Texas (19.9GW), California (13.7GW), New York (7.8GW), Indiana (5.9GW), and Virginia (5.8GW). Source: American Clean Power “Clean Power Quarterly” 2021 Q4 Year end 2021 development pipeline… 47% higher than year end 2020 2021 Power Purchase Agreements… 10% higher than 2020 2021 Corporate Power Purchase Agreements… 21% higher than 2020

CIVIL OUTLOOK
"Once-in-a-Generation" Investment in Infrastructure

Bipartisan Infrastructure Deal (Infrastructure Investment and Jobs Act) Impact on Key IEA Civil Markets

ARTBA Major Construction Markets[1]	ARTBA 2020 Annual Spend Estimate[1]	Infrastructure Deal Targeted Investments[3]	Total Amount Funded[3]
Public & Private Highway and Bridge Construction	$155 billion	Roads, bridges and major infrastructure projects	$110 billion
Subway and Light Rail Construction	$11 billion	Modernize public transit	$39 billion
Class I Railroads	$13 billion	Passenger and freight rail	$66 billion
Superfund approved budget [2]	$1 billion	Clean up Superfund and brownfield sites, reclaim abandoned mine land and cap orphaned gas wells	$21 billion

(1) ARTBA "Market Forecast 2021" 2021
(2) United States Environmental Protection Agency Fiscal Year 2020 Justification of Appropriation - Estimates for the Committee on Appropriations
(3) Whitehouse.gov

© 2022. IEA. All Rights Reserved.

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12© 2022. IEA. All Rights Reserved. CIVIL OUTLOOK LARGEST INCREASE IN FUNDING SINCE THE FEDERAL- AID HIGHWAY ACT OF 1956 (1) Source: ARTBA “$1 Trillion Infrastructure Bill Passes House, Heads to President for Enactment” Nov 5 2021 Bipartisan Infrastructure Deal (Infrastructure Investment and Jobs Act) Impact on Highway Funding

COAL ASH REMEDIATION OUTLOOK
LARGE OPPORTUNITY WITH LONG-TERM CONTRACTS

Large Multi-Decade Opportunity

	1,000	coal ash impoundments and surface landfills
x	**2M**	estimated tons per site
x	**$25 to $75**	estimated price per ton for remediation
=	**$50 to $150B**	TOTAL OPPORTUNITY

In the Early Stages

There are more than 1,000 coal ash impoundments and surface landfills [1] that require EPA-Mandated closure or remediation



10%
Closed or remediated
Still require closure or remediation
90%

Coal ash remediation opportunity could be as much as $50 billion to $150 billion[2]
The easy to remediate sites are typically closed first, leaving behind higher dollar projects.

Source:
(1) United States Environmental Protection Agency, FirmoGraphs LLC CCR Market Overview, and management estimates.
(2) Estimated based on assumed average cost to remediate of $25 to $75 per metric ton, the upper end of the range is based on Duke Energy's publicly announced remediation costs of $8 – $9 billion to close the utility's 31 ash basins in North Carolina, which contain 120 million tons of CCRs, and 2.3 billion cubic yards of coal ash currently stockpiled in the U.S. according to FirmoGraphs LLC CCR Market Overview.

© 2022. IEA. All Rights Reserved.

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© 2022. IEA. All Rights Reserved. 14 Q4 2021 FINANCIAL PERFORMANCE

© 2022. IEA. All Rights Reserved. 15 Record Revenue A record for fourth quarter with quarterly total revenue of $544 million - 39% higher than Q4 2020 Strong Adjusted EBITDA Adjusted EBITDA of $46 million(1) , up nearly 60% year-over-year Continued Strength in 2022 2022 forecasted to be another record year, Revenue expected to grow 3% and Adjusted EBITDA expected to increase 7% (at the midpoint of guidance) Record Solar Performance LTM solar revenue of $314 million as of Q4 2021, up from $110 million as of Q4 2020, an increase of 187% year-over-year Strong Backlog Growth Backlog of $2.9 billion represents 41% year-over-year growth, NTM Backlog of $2.15 billion, up 32% year-over-year, providing strong visibility into 2022 BUSINESS HIGHLIGHTS–Q4 2021 RECORD FINANCIAL PERFORMANCE Record Wind Performance Strong quarterly wind revenue of $266 million, up 29% year-over-year, and record LTM wind revenue of nearly $1.1 billion as of Q4 2021 (1) See appendix for a definition of Adjusted EBITDA and a reconciliation to net income.

© 2022. IEA. All Rights Reserved. 16 STRONG BACKLOG –Q4 2021 EXCELLENT VISIBILITY INTO 2022 Next Twelve-Month Backlog ($mm) Total Backlog ($mm) ▪ Strong backlog in Q4-2021 of $2.9 billion • YoY increase of $0.8 billion (or +41%) ▪ Renewables Segment backlog of $2,035 million • YoY increase of $521 million (or +35%) ▪ Specialty Civil Segment backlog of $881 million • YoY increase of $325 million (or +59%) ▪ Next Twelve-Month Backlog of $2.2 billion • YoY increase of $523 million (or +32%) $2,116 $2,171 $2,070 $2,916 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 YE-2018 YE-2019 YE-2020 YE-2021 $1,173 $1,412 $1,629 $2,150 $0 $500 $1,000 $1,500 $2,000 $2,500 YE-2018 YE-2019 YE-2020 YE-2021

© 2022. IEA. All Rights Reserved. 17 SG&A Expense ($mm) Revenues ($mm) Adjusted EBITDA ($mm)(1) $29 $46 4Q20 4Q21 $26 $32 4Q20 4Q21 Key Themes ▪ Record fourth quarter revenue of $544 million • Strong finish to the year with revenues at high end of expected range ▪ Solid backlog of $2.9 billion provides visibility for continued growth in 2022 ▪ Gross Margins exceeded prior year ▪ Strong Specialty Civil execution drove upside to Gross Margin expectations ▪ Supply chain issues continue to impact Renewables gross margins; pressure lessened from 3Q ▪ SG&A increased compared to 4Q- 2020 primarily from employee benefit and compensation costs • SG&A as a percentage of revenue was in-line with target of 6% for the full year ▪ Adjusted EBITDA at high end of expectations% Margin 7.4% 8.5% (1) See appendix for a definition of Adjusted EBITDA and a reconciliation to net income. Gross Margin (%) 10.8% 11.7% 4Q20 4Q21 $392 $544 4Q20 4Q21 % Revenue 6.6% 5.8% RECORD PERFORMANCE –Q4 2021 STRONG REVENUE AND ADJUSTED EBITDA

SEGMENT RESULTS – Q4 2021
STRENGTH ACROSS BOTH RENEWABLES AND SPECIALTY CIVIL

($mm)

Revenue | Gross Margins

Renewables



$243
$339
4Q20
4Q21



$27
$35
4Q20
4Q21
Gross Margin %:
11.0%
10.3%

Key Takeaways

- Wind revenues up strongly YoY ($266 million vs $206 million the same period last year)
- Solar revenues nearly double YoY ($73 million vs $37 million the same period last year)
  - Faster growing renewable business going forward
- Gross Margin % down as a result of supply chain challenges, but YoY decline lessened from Q3

Specialty Civil



$149
$205
4Q20
4Q21



$16
$29
4Q20
4Q21
Gross Margin %:
10.6%
14.2%

Key Takeaways

- Heavy Civil up YoY
  - Delays in Q2/Q3 pushed projects into Q4
- Environmental up strongly YoY
  - Large, multi-year contract
  - Existing customer extension
  - Strong multi-year outlook
- Rail down slightly YoY
  - Continued COVID related slow-down
  - Potential for improved trends following Federal spending bill

© 2022. IEA. All Rights Reserved.

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CAPITAL STRUCTURE
KEY FIGURES POST REFINANCING

- IEA successfully restructured our capital structure in Q3 2021
- Key activities included:
  - Equity Offering
  - Series A Preferred Conversion
  - Series B Preferred Payoff
  - High Yield Offering
  - Expanded Revolver
- Total Liquidity of **$242.9 million** as of 4Q-21
- **Current potential shares ~59.7 million (assuming conversion of all SPAC warrants, see appendix for details)**
  - Potential shares ~54.5 million
  - SPAC warrants ~3.8 million
  - Anti dilution warrants ~1.2 million

($ in millions)	Final Maturity	Cost	Balance as of 4Q-21
Cash and Equivalents			$ 124.0
Debt			
Revolving Credit Facility	8/17/2026	LIBOR + [2% to 3.5%]	$ -
Term Loan	8/15/2029	6.625%	$ 300.0
Finance Lease Obligations		5.28%	$ 54.4
Other Debt			$ 3.6
Total Debt			**$ 358.0**
Net Debt			**$ 234.0**
Revolver Availability, net of Letters of Credit			**$ 118.9**
Total Liquidity (as of 4Q-21)			**$ 242.9**

IEA
© 2022. IEA. All Rights Reserved.
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© 2022. IEA. All Rights Reserved. 20 2022 GUIDANCE AS OF MARCH 7, 2022 ($ in Millions) Low High Revenue $2,000 $2,100 Net Income 45.0 51.0 Interest Expense, Net 25.0 26.0 Depreciation & Amortization 47.0 48.0 Expense for Income Taxes 18.0 19.0 EBITDA $135.0 $144.0 Non-Cash Stock Compensation Expense 5.0 6.0 Adjusted EBITDA $140.0 $150.0

© 2022. IEA. All Rights Reserved. 21 APPENDIX

© 2022. IEA. All Rights Reserved. 22 Quarter Ended 12-31-2021 Quarter Ended 12-31-2020 Year Ended 12-31-2021 Year Ended 12-31-2020 Net income (loss) $ 31,655 $ (1,392) $ (83,729) $ 728 Interest expense 6,441 14,449 44,698 61,689 Provision (benefit) for income taxes 7,176 2,555 11,198 12,580 Depreciation expense 12,672 11,116 47,079 47,682 EBITDA 57,944 26,728 19,246 122,679 Non-Cash stock compensation expense 1,182 1,342 5,361 4,409 Warrant liability fair value adjustment(1) (12,881) 999 4,335 828 Transaction fees(2) 1 - 5,130 - Loss on extinguishment of debt(3) - - 101,006 - Adjusted EBITDA $ 46,246 $ 29,069 $ 135,078 $ 127,916 1) Reflects an adjustment to the fair value of the Company’s Series B Preferred Stock - anti-dilution warrants and private merger warrant liability. The liabilities are fair value adjustments using different valuation methods. 2) Reflects the transaction fees associated with the debt transaction and new equity offering. 3) Reflects the loss incurred as a result of the extinguishment of the term loan and Series B Preferred Stock. ADJUSTED EBITDA Dollars in thousands

© 2022. IEA. All Rights Reserved. 23 Common shares in thousands Year Ended 12-31-2021 Shares outstanding 48,027 Prefunded warrants 4,327 Employee performance awards and others 2,304 Potential shares 54,658 SPAC warrants 3,827 Anti dilution warrants 1,165 After SPAC warrants exercise 59,650 SHARE RECONCILIATION Warrant repurchase update (1) Potential shares in thousands (2 : 1 warrant to common ratio) Quarter End 9-30-2021 Repurchased 4Q-2021 Year End 12-31-2021 Repurchased Through 3-4-2022 As of 3-4-2022 SPAC warrants 8,463 (4,636) 3,827 (796) 3,031 Anti dilution warrants (2) 2,576 (1,411) 1,165 (242) 923 (1) On November 4, 2021, the Company’s Board of Directors authorized a repurchase program for the Company’s publicly traded warrants to purchase common stock, which trade on the Nasdaq under the symbol IEAWW. This repurchase program allows the Company to purchase up to $25.0 million of warrants, at prevailing prices, in open market or negotiated transactions, subject to market conditions and other considerations, beginning November 11, 2021, and will end no later than the expiration of the warrants on March 26, 2023. As of December 31, 2021, the Company has repurchased 9,270,531 warrants at an average price of $1.27. (2) With the purchase of SPAC warrants, anti dilution warrants are retired on a pro-rata basis.

© 2022. IEA. All Rights Reserved. 24 THANK YOU I R C O N T A C T Aaron Reddington CFA VP of Investor Relations investors@iea.net 765.828.2653